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                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any amendments thereto) with respect to the common stock, par value $0.0001 per share, of Organic, Inc., a Delaware corporation. The undersigned further consent and agree to the inclusion of this Agreement as an Exhibit to such Schedule 13D. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the undersigned have executed this agreement as of the 14th day of May, 2001.

                                    SENECA INVESTMENTS LLC


                                    By:   /s/ GERARD A. NEUMANN
                                        --------------------------------
                                          Chief Financial Officer

                                    PEGASUS INVESTORS II, LP

                                    By: Pegasus Investors II GP, LLC, its
                                          General Partner


                                    By:   /s/ ANDREW BURSKY
                                        --------------------------------
                                          Vice President

                                    PEGASUS INVESTORS II GP, LLC


                                    By:   /s/ ANDREW BURSKY
                                        --------------------------------
                                          Vice President

                                    OMNICOM GROUP INC.


                                    By:   /s/ RANDALL J. WEISENBURGER
                                        --------------------------------
                                          Executive Vice President





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